Exhibit 10.7

LNR CAPITAL CORPORATION

200[ ] STOCK INCENTIVE PLAN

LNR CAPITAL CORPORATION

200[ ] STOCK INCENTIVE PLAN

1.             Purpose of the Plan

The Purpose of the Plan is to encourage and enable those Eligible Persons upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in LNR, and by doing so to stimulate the efforts of those Eligible Persons on behalf of the Company and strengthen their desire to remain employed by, or in service to, the Company.

2.             Definitions

As used in this Plan the following definitions apply:

(a)           “Award” means a stock option, Stock Appreciation Right, an Other Stock-Based Award or the award of Restricted Stock.

(b)           “Board of Directors” means the Board of Directors of LNR.

(c)           “Change in Control” means the occurrence of one or more of the following events:  (i) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company to any person or group of related persons for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (a “Group”), together with any affiliates thereof, other than a transaction with any wholly owned subsidiary of Company, (ii) the approval by the holders of capital stock of the Company of any plan or proposal for the liquidation or dissolution of the Company; (iii) any Person or Group shall become the owner, directly or indirectly, beneficially or of record, of shares representing more than 50% of the aggregate ordinary voting power represented by the issued and outstanding capital stock of Company; (iv) a majority of the members of the Board of Directors of the Company are persons who were not directors on the Effective Date and whose election was not approved by a vote of at least a majority of the members of the Board of Directors of the Company in office at the time of the election who either were members of the Board of Directors on the Effective Date or whose election as members of such Board of Directors was previously approved by such a majority.

(d)           “Code” means the Internal Revenue Code of 1986, as amended.

(e)           “Committee” means the Compensation Committee of the Board of Directors, or such other committee  of the Board of Directors as is specified by the Board of Directors to perform the functions and duties of the Committee under the Plan.  If there is no Compensation Committee and the Board of Directors does not appoint another Committee, the Board of Directors will be the Committee.

(f)            “Common Stock” means common stock, par value $.[                   ] per share, of LNR.

(g)           “Company” means LNR and all its more than 50% owned subsidiaries.

(h)           “Discretion” means the ability of a committee or other body to act in its sole discretion, with no requirement that it follow past practices or treat one Eligible Person in a manner consistent with the treatment afforded to any other Eligible Person.

(i)            “Eligible Person” means an officer, director or employee of, or any Person who performs services for, the Company or its Affiliates (whether as a consultant, advisor or otherwise).

(j)            “Fair Market Value” means, on any day, the mean between the highest and lowest quoted selling prices of the Common Stock on the New York Stock Exchange (or, if the Common Stock is not traded on the New York Stock Exchange, on the principal securities exchange or market on which the Common Stock is traded) on that date, or if there are no sales on that date, on the next following day on which there are sales.  In the event the Common Stock is not publicly traded as of such date, the “fair market value” shall be determined by the Committee or the Officers and Directors Stock Option Committee, in its Discretion, except that for purposes of the exercise price of an Incentive Option, fair market value shall not be less than the fair market value of such shares as of the grant date, with such fair market value determination to be made in ‘good faith’ as prescribed in section 14a.422A-1 Q&A 2(c)(4) of the Temporary Treasury Regulations.

(k)           “Grantee” means an Eligible Person who holds an Award granted under the Plan.

(l)            “Incentive Option” means an option to purchase Common Stock which meets the requirements set forth in the Plan and is intended to be, and qualifies as, an Incentive Stock Option as that term is used in Section 422 of the Code.

(m)          “LNR” means LNR Capital Corporation, a Maryland corporation, or its successor by merger or any similar transaction.

(n)           “Nonqualified Option” means an option to purchase Common Stock which meets the requirements set forth in the Plan but is not intended to be, or does not qualify as, an Incentive Stock Option as that term is used in Section 422 of the Code.

(o)           “Officers and Directors Stock Option Committee” means a committee designated by the Board of Directors, consisting of two or more persons all of whom are outside directors, as that term is used in Section 162(m) of the Code.

(p)           “Person” means a “person” as such term is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended.

(q)           “Plan” means this LNR Capital Corporation 200[ ] Stock Incentive Plan.

(r)            “Restricted Stock” means Common Stock granted under the terms of the Plan, which are subject to the restrictions hereunder.

(s)           “RSU” means a restricted stock unit, granted pursuant to Section 6 of the plan which represents the right to receive a share of Common Stock.

(t)            “Stock Appreciation Right” means a right to receive the appreciation in value, or a portion of the appreciation value, of a specified number of shares of Common Stock, as provided in Section 8.

(u)           “10% Stockholder” means a person who owns (after applying the attribution rules contained in Section 424 of the Code) more than 10% of the total combined voting stock of all classes of LNR or of any parent or subsidiary.

3.             Authority to Grant Stock Options

The Committee or the Officers and Directors Stock Option Committee may at any time authorize the grant of stock options under the Plan to any one or more Eligible Persons.  However, the aggregate number of stock options and Stock Appreciation Rights granted to any Grantee in any calendar year may not exceed [           ].  Stock options granted under the Plan may be Incentive Options or Nonqualified Options, except that (i) no Eligible Person who is not an employee may be granted an Incentive Option, and (ii) no employee may be granted an Incentive Option which would result in the aggregate fair market value, determined as of the date the stock option is granted, of the Common Stock with respect to which that Incentive Option and all other Incentive Options held by that employee under any plan maintained by LNR (or any parent or subsidiary of LNR) are exercisable for the first time by that employee during any calendar year exceeds $100,000.  Each stock option will be designated at the time of grant as a Nonqualified Option or as an Incentive Option.

4.             Authority to Grant Stock Appreciation Rights.

The Committee or the Officers and Directors Stock Option Committee also may grant (i) a Stock Appreciation Right independent of a stock option or (ii) a Stock Appreciation Right in connection with a stock option, or a portion thereof.  A Stock Appreciation Right granted pursuant to clause (ii) of the preceding sentence (A) may be granted at the time the related stock option is granted or at any time prior to the exercise or cancellation of the related stock option, (B) shall cover the same number of shares covered by a stock option (or such lesser number of shares as the Committee may determine) and (C) shall be subject to the same terms and conditions as such stock option except for such additional limitations as are contemplated by this Section 4 (or such additional limitations as may be included in a Stock Appreciation Right Award).

5.             Authority to Grant Restricted Stock

The Committee or the Officers and Directors Stock Option Committee may at any time authorize the grant of Restricted Stock under the Plan to any one or more Eligible Persons.

6.             Authority to Grant Other Stock-Based Awards

The Committee or the Officers and Directors Stock Option Committee may at any time authorize the grant of awards of shares, awards of RSUs and other awards that are valued in whole or in part by reference to, or are otherwise based on the Fair Market Value, of shares of Common Stock (“Other Stock-Based Awards”).  Such Other Stock-Based Awards shall be in such form, and dependent on such conditions, as the Committee or the Officers and Directors Stock Option Committee shall determine, including, without limitation, the right to receive one or more shares (or the equivalent cash value of such shares) upon the completion of a specified period of service, the occurrence of an event and/or the attainment of performance objectives.  Other Stock-Based Awards may be granted alone or in addition to any other awards granted under the Plan.  Subject to the provisions of the Plan, the Committee or the Officers and Directors Stock Option Committee shall determine: (i) to whom and when Other Stock-Based Awards will be made; (ii) the number of shares to be awarded under (or otherwise related to) such Other Stock-Based Awards; (iii) whether such Other Stock-Based Awards shall be settled in cash, shares or a combination of cash and shares; and (iv) all other terms and conditions of such Other Stock-Based Awards (including, without limitation, the vesting provisions thereof and provisions ensuring that all shares so awarded and issued shall be fully paid and non-assessable).

7.             Terms and Conditions of Stock Options

(a)           Expiration Date:  Each stock option granted under the Plan will expire on a date determined by the Committee or the Officers and Directors Stock Option Committee, in its Discretion, when the stock option is granted, which will be not more than 10 years after the date of grant, except that an Incentive Option granted to an Eligible Person who, at the time of the grant, is a 10% Stockholder will expire not more than five years after the date of grant.

(b)           Exercise Date: Each stock option granted under the Plan will be exercisable at such time or times, and in such installments, as are determined by the Committee or the Officers and Directors Stock Option Committee, in its Discretion, when the stock option is granted.

(c)           Price:  The exercise price of each stock option granted under the Plan, will be determined by the Committee or the Officers and Directors Stock Option Committee, in its Discretion, at the time the stock option is granted, except that the exercise price of a stock option may not be less than (i) if the stock option is an Incentive Option granted to a person who is not a 10% Stockholder, 100% of the Fair Market Value of the Common Stock on the date the stock option is granted or (ii) if the stock option is an Incentive Option granted to a 10% Stockholder,  110% of the Fair Market Value of the Common Stock on the date the stock option is granted.  If the stock option is a Nonqualified Option, the option may be granted at any price determined by the appropriate committee, except that a stock option intended to qualify for an exemption under Section 162(m) of the Code, shall have an exercise price of not less than 100 percent of the Fair Market Value of the Common Stock on the date the stock option is granted.

(d)           Assignment:  No stock option granted under the Plan may be assigned or transferred otherwise than by will or by the laws of descent and distribution; provided, however, that the Committee or the Officers and Directors Stock Option Committee, may (but need not) permit other transfers, where the Committee or the Officers and Directors Stock Option Committee concludes that such transferability (i) does not result in accelerated taxation, (ii) does not cause any option intended to be an Incentive Option to fail to meet the requirements set forth in Section 422(b) of the Code (or any applicable successor to that Section) and (iii) is otherwise appropriate and desirable.  Notwithstanding the foregoing, a stock option exercisable after the death of a Grantee may be exercised by the legatees, personal representatives or distributees of the Grantee.

8.             Terms and Conditions of Stock Appreciation Rights

(a)           General:  The exercise price per share of a Stock Appreciation Right shall be an amount determined by the Committee.  Each Stock Appreciation Right granted independent of a stock option shall entitle a Grantee upon exercise to a payment from the Company of an amount equal to (i) the excess of (A) the Fair Market Value on the exercise date of one share over (B) the exercise price per share, times (ii) the number of shares covered by the Stock Appreciation Right.  Each Stock Appreciation Right granted in conjunction with a stock option, or a portion thereof, shall entitle a Grantee to surrender to the Company the unexercised stock option, or any portion thereof, and to receive from the Company in exchange therefor an amount equal to (I) the excess of (x) the Fair Market Value on the exercise date of one share over (y) the exercise price of the stock option, times (II) the number of shares covered by the stock option, or portion thereof, which is surrendered.  The date a notice of exercise is received by the Company shall be the exercise date.  Payment shall be made in shares of Common Stock or in cash, or partly in shares of Common Stock and partly in cash (any such shares valued at such Fair Market Value), all as shall be determined by the Committee.  Stock Appreciation Rights may be exercised from time to time upon actual receipt by the Company of written notice of exercise stating the number of shares with respect to which the Stock Appreciation Right is being exercised.  No fractional shares will be issued in payment for Stock Appreciation Rights, but instead cash will be paid for a fraction or, if the Committee should so determine, the number of shares will be rounded downward to the next whole share.

(b)           Assignment:  No Stock Appreciation Right granted under the Plan may be assigned or transferred otherwise than by will or by the laws of descent and distribution; provided, however, that the Committee or the Officers and Directors Stock Option Committee, may (but need not) permit other transfers, where the Committee or the Officers and Directors Stock Option Committee concludes that such transferability (i) does not result in accelerated taxation and (ii) is otherwise appropriate and desirable.  Notwithstanding the foregoing, a Stock Appreciation Right exercisable after the death of a Grantee may be exercised by the legatees, personal representatives or distributees of the Grantee.

9.             Terms and Conditions of Restricted Stock and Other Stock-Based Awards

(a)           Performance Goals:  The Committee or the Officers and Directors Stock Option Committee, in its Discretion, shall in the case of  grants of Restricted Stock or Other Stock-Based Awards intended to qualify for an exception from the limitation imposed by Section 162(m) of the Code (the “162(m) Awards”) establish one or more performance goals (“Performance Goals”) as a precondition to the vesting of  Restricted Stock awards or Other Stock-Based Awards, provided, however, that the Officers and Directors Stock Option Committee shall retain the discretion to reduce the number of shares subject to the Restricted Stock or Other Stock-Based Awards.  The maximum amount of a 162(m) Award during a calendar year to any Grantee shall be: (x) with respect to 162(m) Awards that are paid in shares, [          ] shares and (y) with respect to 162(m) Awards that are not paid in shares, $[                ].  The Performance Goals shall be based upon the achievement of (i) a specified level, of (x) the Company’s consolidated pre-tax or after-tax earnings or EBITDA or (y) the pre-tax or after-tax earnings, or the EBITDA, of any particular subsidiary, division or other business unit of LNR or the Company, (ii) the achievement of a specified level of revenues, earnings, costs, return on assets, return on equity, return on capital, return on investment, total shareholder return, net sales, net income per share, cash flows, market share, cost reduction, return on assets under management, net operating income or net operating income as a percentage of book value with regard to the Company, particular subsidiaries, divisions or business units of LNR or the Company, particular assets or groups of assets or particular employees or groups of employees, or (iii) any combination of the foregoing.   Performance Goals may be absolute amounts or percentages of amounts or may be relative to the performance of other companies or of indexes.  In addition, to the degree consistent with Section 162(m) of the Code (or any successor section thereto), the Performance Goals may be calculated without regard to extraordinary items.  The Performance Goals shall be established in a timely fashion such that they are considered preestablished for purposes of the rules governing performance-based compensation under Section 162(m) of the Code.  The Officers and Directors Stock Option Committee shall have certified that any applicable Performance Goals, and other material terms of the grant, have been satisfied.  Notwithstanding the foregoing, Performance Goals which do not satisfy the foregoing provisions of this Section 9(a) may be established by the Committee or the Officers and Directors Stock Option Committee with respect to grants of Restricted Stock or Other Stock-Based Awards not intended to qualify for an exception from the limitations imposed by Section 162(m) of the Code.

(b)           Vesting Periods:  In connection with the grant of a Restricted Stock award or Other Stock-Based Awards, whether or not Performance Goals apply thereto, the Committee or the Officers and Directors Stock Option Committee shall establish one or more vesting periods (“Vesting Periods”) with respect to the shares of Restricted Stock or Other Stock-Based Awards granted hereunder, the length of which shall be determined in the Discretion of the Committee or the Officers and Directors Stock Option Committee.  Subject to the provisions of this Section 9, the award agreement and the other provisions of the Plan, restrictions on Restricted Stock shall lapse and the vesting of Other Stock-Based Awards shall occur, if the Grantee satisfies all applicable employment or other service requirements through the end of the applicable Vesting Period.

(c)           Assignment:  No Restricted Stock or Other Stock-Based Awards granted under the Plan may be assigned or transferred otherwise than by will or by the laws of descent and distribution; provided, however, that the Committee or the Officers and Directors Stock Option Committee may (but need not) permit other transfers, where the Committee or the Officers and Directors Stock Option Committee concludes that such transferability is appropriate and desirable.

(d)           Certificates: A stock certificate shall be issued with respect to shares of Restricted Stock awarded under the Plan.  Such certificates shall be registered in the name of the Grantee.  The certificates for shares of Restricted Stock issued hereunder may include any legend which the Committee or the Officers and Directors Stock Option Committee deems appropriate to reflect any restrictions on transfer hereunder or under the written agreement, or as the Committee or the Officers and Directors Stock Option Committee may otherwise deem appropriate, and, without limiting the generality of the foregoing, shall bear a legend referring to the terms, conditions, and restrictions applicable to such award, substantially in the following form:

The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the LNR Capital Corporation 200[ ] Stock Incentive Plan and a written agreement entered into between the registered owner and LNR Capital Corporation.  Copies of such Plan and agreement are on file in the offices of the LNR Capital Corporation at 1601 Washington Avenue, Miami Beach, Florida, 33139; Attention General Counsel.

(e)           The Committee or the Officers and Directors Stock Option Committee shall require that the stock certificates evidencing such shares be held in custody by LNR until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock award, the Grantee shall have delivered a stock power, endorsed in blank, relating to the stock covered by such award.  If and when such restrictions so lapse, the stock certificates shall be delivered by LNR to the recipient or his or her designee.

10.          Payment of Option Exercise Price

The exercise price of any stock option will be payable in cash or by check payable to the order of LNR, except that the Committee or the Officers and Directors Stock Option Committee may determine, in its Discretion, that the exercise price of the stock option may be paid by (i) delivering shares of Common Stock with a Fair Market Value at the date the stock option is exercised equal to all or any part of the exercise price, with any remaining balance to be paid in cash or by check payable to the order of LNR, (ii) pursuant to procedures established by the Committee, through the delivery of irrevocable instruments to a broker to deliver promptly to the Company an amount equal to the aggregate option price for the shares being purchased or (iii) such other method as determined by the Committee.

11.          Written Agreement

Promptly after an Award is granted under the Plan, LNR will provide the Grantee of that Award with a written agreement containing the provisions of the Award.  The terms of the agreement will be in accordance with the Plan, but may contain additional provisions and restrictions authorized by the Committee or the Officers and Directors Stock Option Committee, in its Discretion, which are not inconsistent with the Plan.  Each agreement relating to a stock option will state whether the stock option is or is not intended to be an Incentive Option.  Each Grantee of an Award granted under the Plan will be bound by the terms of the Plan and of the agreement relating to such Award.

12.          Administration of the Plan

(a)           The Plan will be administered by the Committee or the Officers and Directors Stock Option Committee.  The Officers and Directors Stock Option Committee shall be authorized to take action under the Plan as it relates to and in order to comply with Section 162(m) of the Code.

(b)           The Committee or the Officers and Directors Stock Option Committee is authorized to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make any other determinations that it deems necessary or desirable for the administration of the Plan.  The Committee or the Officers and Directors Stock Option Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan in the manner and to the extent the Committee or the Officers and Directors Stock Option Committee deems necessary or desirable.

(c)           The Committee or the Officers and Directors Stock Option Committee shall have the full power and authority to establish the terms and conditions of any award consistent with the provisions of the Plan and to waive any such terms and conditions at any time, in its sole discretion (including, without limitation, accelerating or waiving any vesting conditions and/or accelerating any payment).

(d)           In exercising its powers under the Plan, the Committee or the Officers and Directors Stock Option Committee may act in its sole discretion, with no requirement that it follow past practice or treat one Eligible Person in a manner consistent with the treatment afforded to any other Eligible Person.

(e)           All actions taken and decisions made by the Committee or the Officers and Directors Stock Option Committee will be binding and conclusive on all Grantees of an Award granted under the Plan and all other Eligible Persons, and on their respective legal representatives and beneficiaries.  No member of the Committee or the Officers and Directors Stock Option Committee will be liable for any determination made or action taken in good faith with respect to the Plan or any Award granted under the Plan, or for any decision not to grant Awards under the Plan to any Eligible Person.

(f)            The Committee shall require payment of any amount it may determine to be necessary to withhold for federal, state, local or other taxes as a result of the exercise of an Award.  Unless the Committee specifies otherwise, the Grantee may elect to pay statutory minimum withholding taxes by (a) delivery in Shares or (b) having Shares withheld by the Company from any Shares that would have otherwise been received by the Grantee.

13.          Shares Available for Options

The aggregate number of shares of Common Stock which may be issued as Awards granted under this Plan is [              ] shares, subject to adjustment as provided in Section 15.  Any shares to an Award which terminate or are surrendered (including shares subject to stock options which are deemed surrendered because of exercise of Stock Appreciation Rights, to the extent the shares are not issued on exercise of the Stock Appreciation Rights) will be available to be issued as Awards.  Any shares as to which stock options or Stock Appreciation Rights are exercised but which are retained by LNR to pay the exercise price of stock options, to reimburse the Company for paying withholding taxes or otherwise, will be deemed to have been issued upon exercise of stock options or Stock Appreciation Rights, and will not be available to be issued as Awards.

14.          Laws and Regulations

The obligation of the Company to issue shares of Common Stock in connection with an Award will be subject to (a) the condition that counsel for the Company is satisfied that the sale and delivery will be in compliance with the Securities Act of 1933, as amended, and all other applicable laws, rules or regulations, and (b) the condition that the shares of stock reserved for issuance under the Plan have been authorized for listing on any securities exchange or exchanges on which the Common Stock is listed.

15.          Modification of Numbers of Shares and Other Securities

If (a) the Company at any time is involved in a merger, consolidation, dissolution, liquidation, reorganization, exchange of shares, sale of all or substantially all of the assets or stock of the Company or similar transaction, (b) there is a stock dividend, stock split, reverse stock split, stock combination, reclassification, recapitalization or other similar change in the capital structure of LNR, or a distribution to holders of Common Stock other than a cash dividend or (c) any other event occurs which in the judgment of the Committee necessitates an adjustment to the terms of the outstanding Awards which were issued under the Plan, the Committee or the Officers and Directors Stock Option Committee may make such modifications in terms of outstanding Awards as in its judgment are appropriate so the Grantees’ rights will be substantially proportionate to the rights existing prior to the event, and to maintain the continuing availability of shares under Section 13 (if shares are otherwise then available) including, without limitation, adjustments in (i) the number and kind of shares or other securities subject to Awards, (ii) the exercise price of outstanding stock options and Stock Appreciation Rights and (iii) the number and kind of shares or other securities available under Section 13.  To the extent that such action includes an increase or decrease in the number of shares subject to outstanding Awards, the number of shares available under Section 13 above will be increased or decreased, as the case may be, proportionately.  In addition, the limits on the number of Awards that may be granted to an individual under Sections 3 and 9 may be adjusted proportionately.  The judgment of the Committee or the Officers and Directors Stock Option Committee with respect to any matter referred to in this Section 15 will be conclusive and binding upon each Grantee without the need for any amendment to the Plan or any Awards which had been granted under the Plan.

16.          Change in Control

Notwithstanding the above, each Award granted under the Plan shall be fully vested and any Performance Goals shall be deemed to be met upon a Change in Control.   In the event of a Change in Control, the Committee or the Officers and Directors Stock Option Committee may, in its sole discretion, provide for: (i) the termination of an Award upon the consummation of the Change in Control, and the payment of a cash amount in exchange for the cancellation of such which may equal in the case of stock options and/or Stock Appreciation Rights, the excess, if any, of the Fair Market Value of the shares in the Change in Control subject to such Options or Stock Appreciation Rights over the aggregate exercise price of such Options or Stock Appreciation Rights; and/or (ii) the issuance of substitute Awards that will substantially preserve the otherwise applicable terms of any Awards previously granted hereunder.

17.          No Rights to Continued Employment

Nothing in the Plan or in any Award granted under the Plan will give any Grantee a right to continue any service relationship with the Company or in any other way affect the right of the Company to terminate the service relationship of any Grantee at any time for any reason whatsoever, with or without cause.

18.          Rights as a Shareholder

A Grantee shall have no rights as a shareholder with respect to any shares covered by any Award until the issuance of a stock certificate to the Grantee for such shares.

19.          Effective Date

The Plan will be effective on the date it is adopted by the Board of Directors (the “Effective Date”), provided that the stockholders of LNR approve the Plan within 12 months after it is adopted by the Board of Directors.  Awards may be granted prior to approval of the Plan by the stockholders of LNR, but each Award granted prior to stockholder approval of this restatement will be subject to approval of the Plan by the stockholders of LNR within 12 months after its adoption.  No stock option or Stock Appreciation Right may be exercised or Restricted Stock or Other Stock-Based Award become vested until the Plan is approved by the stockholders of LNR, and all Awards granted before the Plan is approved by the stockholders of LNR will automatically terminate at the end of 12 months after the Plan is adopted by the Board of Directors if the Plan is not approved by the stockholders of LNR by that date.

20.          Amendments of the Plan

The Board of Directors may amend the Plan at any time, except that no amendment to the Plan will be effective until it is approved by the stockholders of LNR if the amendment (a) increases the maximum number of shares which may be issued as Restricted Stock, Other Stock-Based Awards or upon exercise of stock options or Stock Appreciation Rights granted under the Plan, (b) changes the categories of persons eligible to receive Awards under the Plan or (c) materially increases the benefits officers or employees of the Company may receive under the Plan.  No amendment to the Plan will change the exercise price, or otherwise alter any provision, of any Award which has been granted prior to the amendment, unless the Grantee of the Award consents to the change.

21.          Termination of the Plan

The Plan may be terminated at any time by the Board of Directors.  The Plan will terminate on the 10th anniversary of the Effective Date unless it is terminated before that.  No Award may be granted after the Plan is terminated.  However, termination of the Plan will not affect any Award which is outstanding when the Plan is terminated.

22.          Governing Law

With respect to Awards granted pursuant to the Plan and the agreements thereunder, the Plan, such agreements and any Awards granted pursuant thereto shall be governed by the applicable Code provisions to the maximum extent possible.  Otherwise, the operation of, and the rights of Grantees under, the Plan, the agreements and any Awards granted thereunder shall be governed by applicable federal law and, to the extent not governed by federal law, by the laws of the State of Florida, without regard to the conflicts of law provisions thereof.